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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
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         Date of Report (Date of earliest event reported): May 20, 2004


                       PENNSYLVANIA COMMERCE BANCORP, INC.
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             (Exact Name of Registrant as Specified in its Charter)


             Pennsylvania                   333-78445             25-1834776
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     (State or other jurisdiction of       (Commission        (I.R.S. Employer
    incorporation or organization)       file number)       Identification No.)



                100 Senate Avenue, Camp Hill, Pennsylvania 17011
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               (Address of Principal Executive Offices) (zip code)



                                 (717) 975-5630
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                     (Telephone number, including area code)






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Item 5.  Other Events and Regulation FD Disclosure

         On May 19, 2004, Pennsylvania Commerce Bancorp, Inc. issued a press release reporting the bank's plans to construct a new headquarters, operations and training center at the TecPort Business Center in Swatara Twp., Dauphin County. Commerce expects to create at least 50 new jobs during the next few years in conjunction with the new facility.

         A copy of the press release is attached as Exhibit 99 to this report.



































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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   Pennsylvania Commerce Bancorp, Inc.
                                   -------------------------------------------
                                                     (Registrant)



   Date: May 20, 2004              /s/ Gary L. Nalbandian
                                   -------------------------------------------
                                   Gary L. Nalbandian,
                                   Chairman and President

                                   /s/ Mark A. Zody
                                   -------------------------------------------
                                   Mark A. Zody,
                                   Chief Financial Officer
                                   (Principal Financial and Accounting Officer)

                                  EXHIBIT INDEX

Exhibit No.                 DESCRIPTION
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    99                     Press Release of Pennsylvania Commerce Bancorp, Inc.
                           dated May 19, 2004.